POWER OF ATTORNEY

 Know all by these presents, that the undersigned hereby

constitutes and appoints each Dennis M. Seremet and Robert W. Henley,

singly and not jointly, the undersigned's true and lawful

attorney-in-fact to:

1) execute for and on behalf of the undersigned, in the

undersigned's capacity as a director of NVR, Inc.,  Form 144 pursuant to Rule 144 under the Securities Act of 1933 and Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

2) do and perform any and all acts for and on behalf of the

undersigned which may be necessary or desirable to complete and execute any such Form 144, 3, 4 or 5, complete and execute any amendment(s)

thereto, and timely file such form with the United States Securities and

Exchange Commission and any stock exchange or similar authority; and

3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming any of the undersigned's responsibilities to comply with Rule 144 of the

Securities Act of 1933 and Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 144, 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

 IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 15 day of February, 2007.

       /s/ David A. Preiser

       Signature

       David A. Preiser

       Print Name